                                                                   EXHIBIT 10.52

                           TCI TELEPORT HOLDINGS, INC.


                            STOCK APPRECIATION RIGHTS


               THIS AGREEMENT ("AGREEMENT") is made as of the 1st day of December, 1996, by and among TCI TELEPORT HOLDINGS, INC., a Delaware corporation (the "COMPANY"), _____________________ ("GRANTEE"), and, for purposes of paragraphs 1(b), 14 and 15 only, TCI TELEPHONY SERVICES, INC., a Delaware corporation ("TCITS"), and, for purposes of paragraphs 5, 14 and 15 only, TELE-COMMUNICATIONS, INC., a Delaware corporation ("TCI").

               On the date hereof, the Company and TCITS Subsidiaries of TCI and the Company is a Subsidiary of TCITS. Pursuant to that certain agreement, dated as of December 1, 1996, among Grantee, TCITS and TCI (the "TCITS SAR AGREEMENT"), TCITS had granted to Grantee stock appreciation rights with respect to TCITS's common stock (the "TCITS SARS"). The Board of Directors of the Company ("COMPANY BOARD"), the Board of Directors of TCITS, and the Board of Directors of TCI have each determined that it is in the best interests of the Company, TCITS and TCI to grant Grantee the stock appreciation rights set forth herein, in substitution for and cancellation of the TCITS SARs, in order to provide Grantee with additional remuneration for services rendered to the Company and its predecessors, to encourage Grantee to remain in the employ of TCI and/or one or more of its Subsidiaries, including the Company, and to provide additional incentive to Grantee by increasing Grantee's proprietary interest in the continued success and progress of the Company. Capitalized terms used herein and not otherwise defined are defined in paragraph 17 below.

               Accordingly, the Company, Grantee, and, for purposes of paragraphs 1(b), 14 and 15 only, TCITS and, for purposes of paragraphs 5, 14 and 15 only, TCI hereby agree as follows:

         1. GRANT OF STOCK APPRECIATION RIGHTS; TERM. (a) The Company hereby grants to Grantee stock appreciation rights ("SARS") with respect to ten (10) (the "TOTAL NUMBER OF SARS") shares of Company Common Stock on the terms and subject to the conditions set forth herein. The Total Number of SARs and the Strike Price are subject to adjustment pursuant to paragraph 9 below. Subject to paragraph 2, the SARs shall be exercisable in whole at any time and in part from time to time during the period commencing on the date hereof and expiring at 5:00 p.m., Denver, Colorado time ("CLOSE OF BUSINESS") on the tenth anniversary of the Determination Date, or such earlier date as the SARs may be terminated pursuant to paragraph 6 or paragraph 9(c) (the "TERM").

               (b) The grant of the SARs hereunder, together with the grant of stock appreciation rights by TCI Wireless Holdings, Inc. ("TCI WIRELESS"), shall be deemed to be in substitution for and replacement of the TCITS SARs (which in turn replaced an option to purchase shares of


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common stock of TCITS, the parent corporation of the Company and TCI Wireless).
The parties acknowledge and agree that such prior grants of the TCITS SARs and stock option are hereby terminated and shall cease to be of any further force and effect.

         2. CONDITIONS OF EXERCISE; VESTING. Except as otherwise provided in the last sentence of this paragraph 2 or in paragraph 9(c), the SARs shall not be exercisable until the first anniversary of the Determination Date, and, from the first anniversary of the Determination Date to the fifth anniversary of the Determination Date, the SARs shall vest and become exercisable in accordance with the following schedule:


      Anniversary of                      Percentage of Total Number
    Determination Date                       of SARs Exercisable
    ------------------                    --------------------------
            1st                                     20%
            2nd                                     40%
            3rd                                     60%
            4th                                     80%
            5th                                    100%

               Notwithstanding the foregoing, all then unexercised SARs (the "REMAINING SARS") shall become exercisable if during the Term (i) Grantee's employment with the TCI Group shall terminate by reason of (x) termination by the TCI Group without Cause, (y) termination by Grantee for Good Reason or (z) Disability, (ii) Grantee's employment shall terminate pursuant to provisions of a written employment agreement, if any, between Grantee and the applicable member(s) of the TCI Group which expressly permits Grantee to terminate such employment upon the occurrence of specified events (other than the giving of notice and passage of time) or (iii) Grantee dies while employed by the TCI Group. A change of employment is not a termination of employment within the meaning of this paragraph 2, provided that, after giving effect to such change, Grantee is an employee of, or becomes or continues to be a consultant to, any member of the TCI Group.

         3. EXERCISE OF SARS; SUBSEQUENT RESCISSION. (a) The SARs granted hereunder may be exercised by delivery to the Company of a written notice (the "EXERCISE NOTICE") specifying the whole number of SARs being exercised. So long as the Company and TCI Wireline, Inc. ("TCI WIRELINE") are both Subsidiaries of the same company, it shall be a condition to a valid exercise of SARs that such notice also contain evidence satisfactory to the Company Board that Grantee is validly and simultaneously exercising the same proportion of the stock option (the "OPTION") granted by TCI Wireline to Grantee pursuant to that certain stock option agreement, dated as of the date hereof, among TCI Wireline, Grantee and TCI as the same may hereafter be amended, modified or supplemented, from time to time. The date upon which such notice is validly given to the Company shall be deemed to be the date of exercise of the SARs specified therein (the "EXERCISE DATE"). Upon the valid exercise of SARs (which exercise is not subsequently rescinded as provided herein), Grantee shall be entitled to receive from the Company, with respect to each SAR then being exercised, the excess of (i) the Per Share Value of a share of Company Common Stock as of the


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Exercise Date over (ii) the Strike Price applicable as of such Exercise Date
(such excess, the "CASH VALUE").

               (b) Grantee shall have the right to rescind an exercise of SARs (which rescission will also constitute a rescission of the corresponding exercise of the Option) prior to the Close of Business on the fifteenth (15th) day following the Exercise Date in the event that (i) Grantee has elected to determine the Per Share Value through negotiation with the Company, (ii) Grantee and the Company have not agreed upon a Per Share Value by such date and (iii) Grantee has not made a subsequent election to require that the Per Share Value be determined by appraisal pursuant to paragraph 10(c) hereof. In addition, an exercise of SARs shall be deemed rescinded under the circumstances set forth in paragraph 10(b) hereof. In the event of any rescission of an exercise of SARs pursuant to this paragraph 3(b), Grantee shall not be permitted to again exercise SARs for a period of thirty (30) days following the date of such rescission.

               (c) In the event Grantee elects to rescind his exercise of SARs, such exercise shall be deemed rescinded ab initio and the future exercisability and vesting of those SARs whose exercise has been rescinded shall not be affected by such exercise and subsequent rescission, except as provided in the last sentence of paragraph 3(b) above.

         4. WITHHOLDING FOR TAXES. It shall be a condition precedent to any exercise of a SAR that Grantee make provision acceptable to the Company for the payment or withholding of any and all federal, state and local taxes required to be withheld by the Company to satisfy the tax liability associated with such exercise, as determined by the Company Board.

         5. DELIVERY BY THE COMPANY. (a) Subject to the withholding referred to in paragraph 4, the Company shall deliver or cause to be delivered to Grantee the Cash Value of the SARs then being exercised, with such amount being paid, at the Company's election, in (i) cash, (ii) provided that the Company is then a Public Company and that the Company Common Stock is then listed or traded on NASDAQ or a national securities exchange and is actively traded, shares of Company Common Stock, (iii) shares of Tele-Communications, Inc. Series A TCI Group Common Stock, $1.00 par value per share, or any successor class or series of TCI's common stock, or if any class or series of TCI's common stock is hereafter created that is intended to track the separate performance of specified assets or businesses of TCI that include assets and businesses of the Company, shares of such class or series (and if more than one series of such "tracking stock" is created with different voting rights, the series with the lower voting rights), provided that shares of the same class and series of securities being so delivered are then listed or traded on NASDAQ or a national securities exchange and are actively traded (collectively, the "TCI STOCK"), or
(iv) any combination of cash, Company Common Stock and TCI Stock as the Company may elect. It shall be a condition to the Company's right to deliver shares of Company Common Stock or TCI Stock in satisfaction of its obligations hereunder that such shares have been registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), on Form S-8 (or other available form) and if Grantee's sale of such shares in the public market would be restricted (other than as to manner of sale) pursuant to Rule 144 under the Securities Act, then a resale prospectus shall be prepared by the


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Company or TCI, as the case may be, and provided to Grantee for his use in selling such shares. If the Company elects to pay all or any portion of the Cash Value in shares of Company Common Stock or TCI Stock, said shares shall be valued for such purpose at the most recent Closing Price thereof preceding the date of delivery of such shares to Grantee. The payment of the Cash Value (in cash or by delivery of Company Common Stock or TCI Stock) shall be made (i) if the Company is a Public Company, on the 10th day following the Exercise Date and
(ii) if the Company is not a Public Company, on the 10th day following either
(x) the date Grantee and the Company mutually agree as to the Agreed Per Share Value or (y) the receipt by Grantee and the Company of notice pursuant to paragraph 10(c) of the final determination of the Appraised Per Share Value (or on such other date as the parties may agree).

               (b) To the extent Grantee so requests in the Exercise Notice, the Company agrees that it will pay in cash to TCI Wireline on behalf of Grantee, a specified amount of the Cash Value payable to Grantee upon exercise of SARs in payment of the applicable exercise price of the portion of the Option then being exercised by Grantee.

               (c) TCI hereby covenants and undertakes to cause the Company to comply with its covenants, agreements and obligations hereunder to the same extent as if such covenants, agreements and obligations were binding upon TCI; provided, that TCI's obligations hereunder shall terminate (to the extent not fixed and accrued) at such time as the Company ceases to be a Subsidiary of TCI.

         6. EARLY TERMINATION OF SARS. Unless otherwise determined by the Company Board in its sole discretion, the SARs shall terminate, prior to the expiration of the ten-year period provided for in paragraph 1, as follows:

               (a) If Grantee's employment with the TCI Group terminates other than (i) by Grantee with Good Reason, (ii) by reason of Grantee's death or Disability, (iii) with the written consent of the applicable member(s) of the TCI Group, (iv) without such consent if such termination is pursuant to provisions of a written employment agreement, if any, between Grantee and the applicable member(s) of the TCI Group which expressly permits Grantee to terminate such employment upon the occurrence of specified events (other than the giving of notice and passage of time), or (v) by the TCI Group with or without Cause, then the SARs shall terminate at the Close of Business on the first business day following the expiration of the 90-day period beginning on the date of termination of Grantee's employment;

               (b) If Grantee dies while employed by the TCI Group, or prior to the expiration of a relevant period of time during which the SARs remain exercisable as provided in this paragraph 6, the SARs shall terminate at the Close of Business on the first business day following the expiration of the one-year period beginning on the date of death;



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               (c) If Grantee's employment with the TCI Group terminates by reason of Disability, then the SARs shall terminate at the Close of Business on the first business day following the expiration of the one-year period beginning on the date of termination of Grantee's employment;

               (d) If Grantee's employment with the TCI Group is terminated by the TCI Group for Cause, then the SARs shall terminate immediately upon such termination of Grantee's employment; and

               (e) If Grantee terminates his employment with the TCI Group (i) with Good Reason, (ii) with the written consent of the applicable member(s) of the TCI Group or (iii) pursuant to provisions of a written employment agreement, if any, between Grantee and the applicable member(s) of the TCI Group which expressly permits Grantee to terminate such employment upon the occurrence of specified events (other than the giving of notice and passage of time), or if the TCI Group terminates Grantee's employment with the TCI Group without Cause, then the Term shall not terminate prior to the end of the ten-year period provided for in paragraph 1, except as otherwise provided for in paragraph 6(b) or 9(c).

         In any event in which the SARs remain exercisable for a period of time following the date of termination of Grantee's employment as provided above, the SARs may be exercised during such period of time only to the extent they were exercisable as provided in paragraph 2 or paragraph 9(c) on such date of termination of Grantee's employment. A change of employment is not a termination of employment within the meaning of this paragraph 6, provided that, after giving effect to such change, Grantee is an employee of, or becomes or continues to be a consultant to, any member of the TCI Group. Anything contained herein to the contrary notwithstanding, the SARs shall in any event terminate upon the expiration of the ten-year period provided for in paragraph 1, if not theretofore terminated.

         7. NONTRANSFERABILITY OF SARS. During Grantee's lifetime, the SARs are not and shall not be transferable (voluntarily or involuntarily) other than pursuant to a Domestic Relations Order and, except as otherwise required pursuant to a Domestic Relations Order, the SARs shall be exercisable only by Grantee or Grantee's court appointed legal representative. Grantee may designate a beneficiary or beneficiaries to whom the SARs shall pass upon Grantee's death and may change such designation from time to time by filing a written designation of beneficiary or beneficiaries with the Company on the form annexed hereto as Exhibit A or such other form as may be prescribed by the Company Board, provided that no such designation shall be effective unless so filed prior to the death of Grantee. If no such designation is made or if the designated beneficiary does not survive Grantee's death, the SARs shall pass by will or the laws of descent and distribution. Following Grantee's death, the SARs, if otherwise exercisable, may be exercised by the person to whom the SARs pass according to the foregoing, and such person shall be deemed to be Grantee for purposes of any applicable provisions of this Agreement.



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         8.    NO SHAREHOLDER RIGHTS; NO GUARANTEE OF EMPLOYMENT; UNSECURED
OBLIGATION. (a) Grantee shall not be deemed for any purpose to be, or to have any of the rights of, a stockholder of the Company by virtue of this Agreement or the grant of the SARs. The existence of this Agreement or the SARs shall not affect in any way the right or power of the Company or its stockholders to accomplish any corporate act.

               (b) Nothing contained in this Agreement, and no action by the Company or the Company Board with respect hereto, shall confer or be construed to confer on Grantee any right to continue in the employ of the TCI Group or any member thereof or interfere in any way with the right of TCI, the Company or any employing member of the TCI Group to terminate Grantee's employment at any time, with or without Cause, except as otherwise expressly provided in any written employment agreement between the applicable member(s) of the TCI Group and Grantee.

               (c) The amount of cash payable at any time by the Company upon the valid exercise of SARs granted hereunder shall not in any way be reserved or held in trust by the Company or TCI. Grantee shall not have any rights against the Company in respect of payments of such amount of cash other than the rights of an unsecured general creditor of the Company. The amount of cash payable upon the valid exercise of SARs hereunder shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and shall not in any manner be liable or subject to the debts, contracts, liabilities, engagements or torts of Grantee or of any designated beneficiary or personal representative.

         9. ADJUSTMENTS; ACCELERATION; AUTOMATIC EXERCISE. (a) If, after December 31, 1996, the Company (i) pays a dividend or makes a distribution on the Company Common Stock in shares of Company Common Stock; (ii) subdivides the outstanding shares of Company Common Stock into a greater number of shares or
(iii) combines the outstanding shares of Company Common Stock into a smaller number of shares, then the number of Remaining SARs and the Strike Price in effect immediately prior to the opening of business on the record date for such dividend or distribution or the effective date of such subdivision or combination will be adjusted proportionately so that, after giving effect to such adjustment, the number of SARs under this Agreement (the "ADJUSTED NUMBER OF SARS") will be equal to the number of shares of Company Common Stock that would be owned immediately after such dividend, distribution, subdivision or combination by a stockholder that held immediately prior to the applicable record date or effective date for such event a number of shares of Company Common Stock equal to the number of shares of Company Common Stock to which the Remaining SARs related immediately prior to such record date or effective date. The aggregate number of shares of Company Common Stock to which the SARs will relate after giving effect to such adjustment will be equal to the Adjusted Number of SARs. Adjustments to the Strike Price shall be made on a per SAR basis so that the aggregate Strike Price of all SARs under this Agreement following such adjustment is unchanged. The adjustment contemplated by the first sentence of this paragraph 9(a) shall be made successively whenever any event listed above shall occur. For a dividend or distribution, the adjustment shall become effective immediately after the record date for the dividend or distribution. For a subdivision or combination, the adjustment shall become effective immediately after the effective date of the subdivision or combination.


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               (b) The SARs shall also be subject to adjustment (including, without limitation, as to the number of shares of Company Common Stock to which the SARs in the aggregate relate and the Strike Price) in the sole discretion of the Company Board and in such manner as the Company Board may deem equitable and appropriate in connection with the occurrence of any of the following events after December 31, 1996 that affects the Company Common Stock such that an adjustment would be required in order to preserve the benefits or potential benefits intended to be made available under this Agreement: any dividend or distribution on the Company Common Stock in shares of the Company's capital stock (other than Company Common Stock); any reclassification of the Company Common Stock into shares of the Company's capital stock (other than a reclassification by way of an Approved Transaction); any extraordinary cash dividend; any distribution of any rights, warrants or options to holders of Company Common Stock; any distribution of any assets or debt securities (other than cash dividends or distributions that are not extraordinary cash dividends); any recapitalization, reorganization, split up or spin off; and any merger, consolidation or binding share exchange that reclassifies or changes the outstanding Company Common Stock or other similar corporate event (other than those which constitute Approved Transactions). Notwithstanding the foregoing, in the event of any reclassification or recapitalization of the Company Common Stock into two or more classes or series of common stock with different voting rights (however the same may be effected), the SARs shall relate to the shares of the class or series of common stock of the Company with the fewest number of votes per share. Adjustments to the Strike Price shall be made on a per SAR basis so that the aggregate Strike Price of all SARs under this Agreement following such adjustment is unchanged.

               (c) The Company Board may at any time in its sole discretion determine that the SARs become exercisable in full, without regard to paragraph 2, whether immediately, upon the occurrence of specified events, or otherwise. Without limiting the generality of the foregoing, in the event of any Board Change, Control Purchase or Approved Transaction that occurs with respect to TCI following December 31, 1996 and prior to the earlier of such time as the Company ceases to be a Subsidiary of TCI or such time as the Company becomes a Public Company, the SARs shall become exercisable in full, without regard to paragraph 2, effective upon the Board Change or Control Purchase or immediately prior to consummation of the Approved Transaction, as applicable (or at such earlier time as the Company Board in its sole discretion may determine); provided, however, that to the extent not theretofore exercised the SARs shall terminate upon the first to occur of the consummation of the Approved Transaction or the expiration or early termination of the Term. In the event that (i) at any time after December 31, 1996 while the Company is a Subsidiary of TCI, an Approved Transaction occurs with respect to the Company after giving effect to which the Company will cease to be a Subsidiary of TCI or (ii) an Approved Transaction, Board Change or Control Purchase occurs with respect to the Company at a time following December 31, 1996 that the Company is no longer a Subsidiary of TCI, then, in any such case, the SARs shall become exercisable in full, without regard to paragraph 2, effective upon the Board Change or Control Purchase or immediately prior to consummation of the Approved Transaction, as applicable (or at such earlier time as the Company Board in its sole discretion may determine); provided, however, that to the extent not theretofore exercised the SARs shall terminate upon the first to occur of the consummation of the Approved Transaction or the expiration or early termination of the Term.


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Notwithstanding the foregoing, the Company Board may, in its discretion, determine that the SARs will not become exercisable on an accelerated basis in connection with an Approved Transaction and/or will not terminate if not exercised prior to consummation of the Approved Transaction, if the Company Board or the surviving or acquiring corporation, as the case may be, shall have taken or made effective provision for the taking of such action as in the opinion of the Company Board is equitable and appropriate to substitute new stock appreciation rights for the SARs evidenced by this Agreement or to assume this Agreement and the SARs evidenced hereby and in order to make such new or assumed stock appreciation rights, as nearly as may be practicable, equivalent to the SARs evidenced by this Agreement as then in effect (but before giving effect to any acceleration of the exercisability hereof unless otherwise determined by the Company Board), taking into account, to the extent applicable, the kind and amount of securities, cash or other assets into or for which the Company Common Stock may be changed, converted or exchanged in connection with the Approved Transaction.

               (d) All actions taken by the Company Board with respect to the SARs pursuant to this paragraph 9 shall be consistent with any actions taken by the Company Board with respect to the Other SARs.

               (e) Immediately prior to the termination of the SARs as provided in paragraph 6 above (other than pursuant to paragraph 6(d)), this paragraph 9, or the expiration of the Term, all Remaining SARs shall be deemed to have been exercised by Grantee and Grantee shall be deemed to have taken all actions required by paragraph 3(a) for a valid exercise of SARs (and, to the extent that a corresponding exercise of the Option is required pursuant to paragraph 3(a), Grantee shall be deemed to have instructed the Company to pay the exercise price of the Option to TCI Wireline from the proceeds of the exercise of the SARs).

         10. RESTRICTIONS IMPOSED BY LAW; AGREED PER SHARE VALUE; APPRAISAL PROCEDURES. (a) Grantee acknowledges that neither the SARs nor the interests evidenced thereby have been registered under the Securities Act and that neither the SARs nor the interests evidenced thereby may be transferred in the absence of such registration or the availability of an exemption therefrom under the Securities Act or the rules and regulations of the Securities and Exchange Commission promulgated thereunder. Neither the Company nor any other person shall have any obligation to register the SARs or the interests evidenced thereby or any transfer of the SARs or the interests evidenced thereby under the Securities Act, the Exchange Act or any other state or federal securities law.

               (b) If the Company is not a Public Company as of the Exercise Date, Grantee and the Company shall seek to negotiate a mutually acceptable Per Share Value, provided that, subject to the last sentence of paragraph 10(c), Grantee shall have the right, exercisable by written notice given to the Company at any time prior to the first to occur of (i) agreement on the Per Share Value having been reached by Grantee and the Company and (ii) the Close of Business on the fifteenth (15th) day following the Exercise Date, to require that the Per Share Value be determined by appraisal as provided herein. If by the Close of Business on such fifteenth (15th) day Grantee and


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the Company have not agreed upon the Per Share Value and Grantee has not given notice requiring an appraisal, Grantee shall be deemed to have rescinded the exercise of SARs pursuant to paragraph 3 hereof. Unless Grantee has elected an appraisal, the Company and Grantee each agrees to conduct the negotiation with respect to the Per Share Value in good faith and to use its or his commercially reasonable efforts to agree upon the Agreed Per Share Value. The parties acknowledge and agree that in connection with such negotiations the parties shall give due consideration to the determination of the Fair Market Value of the Company (as set forth in the definition thereof) and the number of shares of Company Common Stock outstanding (based upon the principles set forth in paragraph 10(c) hereof).

               (c) In the event Grantee elects to require that the Per Share Value be determined by appraisal, Grantee shall specify, in the Exercise Notice or the subsequent written notice to the Company electing appraisal, the identity of the Appraiser selected by Grantee to make the determination of the Fair Market Value of the Company (the "FIRST APPRAISER"). Within three (3) business days following receipt of such notice, the Company shall notify Grantee in writing as to the identity of the Appraiser selected by the Company (the "SECOND APPRAISER"). The First Appraiser and the Second Appraiser shall each submit its determination of the Fair Market Value of the Company to Grantee and the Company within thirty (30) days of the date of selection of the Second Appraiser. If the respective determinations of the Fair Market Value of the Company by such Appraisers vary by less than 10% of the higher determination, then the Fair Market Value of the Company shall be the average of the two determinations. If such determinations vary by 10% or more of the higher determination, the two Appraisers shall promptly designate a third Appraiser (the "THIRD APPRAISER"). Neither Grantee nor the Company shall provide, and the First Appraiser and Second Appraiser shall be instructed not to provide, any information to the Third Appraiser as to the determination of the First Appraiser and Second Appraiser or otherwise influence such Third Appraiser's determination. The Third Appraiser shall submit its determination of the Fair Market Value of the Company to Grantee and the Company within fifteen (15) days of the date of its selection. The Fair Market Value of the Company shall be equal to the average of the two closest of the three determinations, provided that, if the difference between the highest and middle determinations is no more than 105% and no less than 95% of the difference between the middle and lowest determinations, the Fair Market Value of the Company shall be equal to the middle determination. Following the determination of the Fair Market Value of the Company, the Appraisers whose determinations were used in the calculation of the Fair Market Value of the Company shall determine the number of shares of Company Common Stock outstanding together with any further appropriate adjustments to the Fair Market Value of the Company resulting from such determination. The number of shares of Company Common Stock outstanding shall mean a number, as determined by such Appraisers as of the applicable date, equal to the sum of the number of shares of Company Common Stock outstanding and the number of shares of Company Common Stock issuable upon the conversion, exercise or exchange of those convertible securities the holders of which would derive an economic benefit from the conversion, exercise of exchange of such convertible securities which exceeds the economic benefits of not converting, exercising or exchanging such convertible securities. The Appraisers shall then calculate the value per share of Company Common Stock (the "APPRAISED PER SHARE VALUE"), which shall be the quotient obtained


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by dividing the Fair Market Value of the Company by the number of shares of
Company Common Stock outstanding or deemed outstanding; provided, that if such Appraisers do not agree on the number of shares of Company Common Stock outstanding, each Appraiser whose determination of the Fair Market Value of the Company is being used in the calculation of the Appraised Per Share Value shall determine the Appraised Per Share Value based upon its determination of the Fair Market Value of the Company and the number of shares of Company Common Stock outstanding, and the Appraised Per Share Value shall be the average of the quotients so obtained on the basis of the respective determinations of such firms. The Appraisers shall jointly notify the Company and Grantee in writing of their final determination of the Appraised Per Share Value of the Company Common Stock within five (5) days after the determination of the Fair Market Value of the Company. Grantee and the Company shall each pay the fees and expenses of his or its own Appraiser and one-half of the fees and expenses of the Third Appraiser, if any. Grantee acknowledges and agrees that he shall not be entitled to require an appraisal pursuant to this Agreement more than once in any 12 month period.

         11. NOTICE. Unless the Company or TCI, as applicable, notifies Grantee in writing of a change of address, any notice or other communication to the Applicable Person with respect to this Agreement shall be in writing and shall be delivered personally or sent by first class mail, postage prepaid and addressed as follows:

                                    If to the Company:

                                    TCI Teleport Holdings, Inc.
                                    5619 DTC Parkway
                                    Englewood, Colorado 80111
                                    Attention: General Counsel

                                    If to TCI:

                                    Tele-Communications, Inc.
                                    5619 DTC Parkway
                                    Englewood, Colorado 80111
                                    Attention: General Counsel

Any notice or other communication by the Company or TCI to Grantee with respect to this Agreement shall be in writing and shall be delivered personally, or shall be sent by first class mail, postage prepaid, to Grantee's address as listed in the records of TCI on the date hereof, unless the Company has received written notification from Grantee of a change of address. Except as otherwise specifically provided herein, all notices and other communications hereunder, including without limitation any Exercise Notice, shall be effective when actually received.

         12. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware.

         13. CONSTRUCTION. References in this Agreement to "this Agreement" and the words "herein," "hereof," "hereunder" and similar terms refer to this Agreement, including all Exhibits, as a whole, unless the context otherwise requires. The headings of the paragraphs of this Agreement have been included for convenience of reference only, are not to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof. All decisions of the Company Board upon questions regarding this Agreement shall be conclusive.

         14. DUPLICATE ORIGINALS. The Company, TCI, TCITS and Grantee may sign any number of copies of this Agreement. Each signed copy shall be an original, but all of them together represent the same agreement.

         15. ENTIRE AGREEMENT. This Agreement is in satisfaction of and in lieu of all prior discussions and agreements, oral or written, between or among TCI, TCITS, the Company and Grantee, or any of them, with respect to the subject matter hereof. Each of TCI, TCITS, the Company and Grantee hereby declares and represents that no promise or agreement not herein expressed has been made and that this Agreement contains the entire agreement between and among the parties hereto with respect to the SARs and supersedes and makes null and void any prior agreements between or among TCI, TCITS, the Company and Grantee, or any of them, regarding the SARs, including without limitation, the TCITS SAR Agreement.

         16. AMENDMENT. This Agreement may be amended, modified or supplemented by the Company, without the consent of the Grantee, (i) to cure any ambiguity or to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein or (ii) to make such other changes as the Company, upon advice of counsel, determines are necessary or advisable because of the adoption or promulgation of, or change in or of the interpretation of, any law or governmental rule or regulation, including, without limitation, any applicable federal or state securities laws. Except as provided above, this Agreement may be amended, modified or supplemented only by written agreement of the parties hereto.

         17. DEFINITIONS. As used in this Agreement, the following terms have the corresponding meanings:

               "AGREED PER SHARE VALUE" means the fair market value of a share of Company Common Stock as of the Exercise Date, as agreed by Grantee and the Company pursuant to paragraph 10(b) hereof.

               "APPLICABLE PERSON" means TCI or the Company, as applicable.

               "APPRAISER" means, as of any date of selection, an investment banking firm of national reputation that is not affiliated with TCI, the Company or Grantee.

               "APPROVED TRANSACTION", when used with respect to TCI or the Company, as applicable, means any transaction in which the Relevant Board (or, if approval of the Relevant Board is not required as a matter of law, the stockholders of the Applicable Person) shall approve (i) any consolidation or merger of the Applicable Person, or binding share exchange, pursuant to which shares of common stock of the Applicable Person would be changed or converted into or exchanged for cash, securities or other property, other than any such transaction in which the common stockholders of the Applicable Person immediately prior to such transaction have the same proportionate ownership of the common stock of, and voting power with respect to, the surviving corporation immediately after such transaction, (ii) any merger, consolidation or binding share exchange to which the Applicable Person is a party as a result of which the persons who are common stockholders of the Applicable Person immediately prior thereto have less than a majority of the combined voting power of the outstanding capital stock of the Applicable Person ordinarily (and apart from the rights accruing under special circumstances) having the right to vote in the election of directors immediately following such merger, consolidation or binding share exchange, (iii) the adoption of any plan or proposal for the liquidation or dissolution of the Applicable Person, or (iv) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Applicable Person. Notwithstanding the foregoing, none of such transactions that occur with respect to the Company while the Company is a Subsidiary of TCI and that are effected in connection with a spin off of the Company or rights offering of Company Common Stock to TCI's stockholders or equivalent transaction shall constitute an Approved Transaction.

               "BOARD CHANGE" means, during any period of two consecutive years, individuals who at the beginning of such period constituted the entire Relevant Board cease for any reason to constitute a majority thereof unless the election, or the nomination for election, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

               "CAUSE" has the meaning ascribed thereto in any employment agreement between Grantee and the applicable member of the TCI Group, and in the absence of any such employment agreement shall include, but not be limited to, insubordination, dishonesty, incompetence, moral turpitude, other misconduct of any kind or the refusal to perform one's duties and responsibilities for any reason other than illness or incapacity, or negligence in the performance of any of one's material duties or responsibilities that continues after written notice from the Company, as determined in good faith by the Company Board; provided, however, that if such termination occurs within twelve (12) months after (i) an Approved Transaction, Control Purchase or Board Change occurs (x) with respect to TCI following December 31, 1996 and prior to the earlier of such time as the Company ceases to be a Subsidiary of TCI or such time as the Company becomes a Public Company or (y) with respect to the Company at any time following December 31, 1996 that the Company is no longer a Subsidiary of TCI, or (ii) an Approved Transaction occurs with respect to the Company at any time after December 31, 1996 and while the Company is a Subsidiary of TCI and after giving effect to such Approved Transaction the Company will cease to be a Subsidiary of TCI, then "Cause" shall mean only a felony conviction for fraud, misappropriation or embezzlement.

               "CLOSING PRICE" of a share of any class or series of capital stock on any day means the last sale price (or, if no last sale is reported, the average of the high bid and low asked prices) for a share of such class or series of capital stock on such day (or, if such day is not a trading day, on the next preceding trading day) as reported on NASDAQ or, if not reported on NASDAQ, as quoted by the National Quotation Bureau Incorporated, or if such class or series of capital stock is listed on an exchange, on the principal exchange on which the shares are listed. If for any day the Closing Price of a share of such class or series of capital stock is not determinable by any of the foregoing means, then the Closing Price for such day shall be determined in good faith by the issuer's Board of Directors on the basis of such quotations and other considerations as such Board may deems appropriate.

               "CODE" means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific Code section shall include any successor section.

               "COMPANY COMMON STOCK" means the Common Stock, $1.00 par value per share, of the Company.

               "CONTROL PURCHASE" means any transaction (or series of related transactions) in which (i) any person (as such term is defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), corporation or other entity (other than the Applicable Person, any Subsidiary of the Applicable Person or any employee benefit plan sponsored by the Applicable Person or any Subsidiary of the Applicable Person) shall purchase any common stock of the Applicable Person (or securities convertible into common stock of the Applicable Person) for cash, securities or any other consideration pursuant to a tender offer or exchange offer, without the prior consent of the Relevant Board, or (ii) any person (as such term is so defined), corporation or other entity (other than the Applicable Person, any Subsidiary of the Applicable Person, any employee benefit plan sponsored by the Applicable Person or any Subsidiary of the Applicable Person, or any Controlling Person (as defined below)) shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Applicable Person representing 20% or more of the combined voting power of the then outstanding securities of the Applicable Person ordinarily (and apart from the rights accruing under special circumstances) having the right to vote in the election of directors (calculated as provided in Rule 13d-3(d) under the Exchange Act in the case of rights to acquire the Applicable Person's securities), other than in a transaction (or series of related transactions) approved by the Relevant Board. For purposes of this definition, "Controlling Person" means each of (a) the Chairman of the Board, the President and each of the directors of the Applicable Person as of December 31, 1996, (b) the respective family members, estates and heirs of (i) Bob Magness and (ii) each of the persons referred to in clause (a) above and any trust or other investment vehicle for the primary benefit of any of such persons or their respective family members or heirs and (c) Kearns-Tribune Corporation, a Delaware corporation. As used with respect to any person, the term "family member" means the spouse, siblings and lineal descendants of such person.

               "DETERMINATION DATE" means February 1, 1996.

               "DISABILITY" means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that (a) can be expected to result in death or (b) has lasted or can be expected to last for a continuous period of not less than 12 months.

               "DOMESTIC RELATIONS ORDER" means a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

               "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute or statutes thereto, and the rules and regulations promulgated by the Securities and Exchange Commission thereunder. References to any specific section of the Exchange Act or rule thereunder shall include any successor section or rule.

               "FAIR MARKET VALUE OF THE COMPANY" means the fair market value of the Company as a going concern based upon the estimated market capitalization of the Company as if it were a Public Company and the Company Common Stock were publicly traded and widely held. In determining the Fair Market Value of the Company, the Company and Grantee shall, and each Appraiser shall be instructed to, value the assets held directly or indirectly by the Company in the following manner (but without duplication): (i) with respect to any shares of capital stock as to which there is a public trading market, at the Closing Price of such shares on the Exercise Date, (ii) with respect to any shares of capital stock which are not publicly traded, based on a widely distributed public trading market value for such shares and as if such shares of capital stock were liquid and freely tradeable on a major public trading market and (iii) with respect to any assets of the Company which are not shares of capital stock, at the fair market value thereof. In addition, the Company and Grantee shall, and such Appraisers shall be instructed to, deduct from such value all indebtedness of the Company (including preferred stock except to the extent such preferred stock is deemed converted to Company Common Stock in connection with the calculation of the Per Share Value); provided, however, that no such deduction shall be made with respect to (i) the Company's obligations with respect to the Remaining SARs held by Grantee and the Other SARs or (ii) any indebtedness of the Company incurred in connection with the Company's satisfaction of its obligations with respect to any prior exercise of SARs or Other SARs.

               "GOOD REASON" means the occurrence of any of the following prior to any termination of employment by Grantee:

               (i) any reduction in Grantee's annual rate of salary (other than a reduction to which Grantee consents);

               (ii) a failure by TCI or the Company to continue in effect any employee benefit plan in which Grantee was participating, or the taking of any action by TCI or the Company that would adversely affect Grantee's participation in, or materially reduce Grantee's benefits under, any such employee benefit plan, unless such failure or such taking of any action adversely affects the senior members of the corporate management of TCI or the Company (as applicable) generally;

               (iii) the assignment to Grantee of duties and responsibilities that are materially more oppressive or onerous than those attendant to Grantee's position on the date hereof;

               (iv) the relocation of the office location assigned to Grantee by the Company to a location more than 20 miles from Grantee's current location without Grantee's consent, unless the new location is within the Denver/Boulder metropolitan area; or

               (v) the failure of the Company to obtain, prior to the time of any reorganization, merger, consolidation, disposition of all or substantially all of the assets of the Company or similar transaction effective after the date hereof, in which the Company is not the surviving person, the unconditional assumption in writing or by operation of law of the Company's obligations to Grantee under this Agreement by each direct successor to the Company in any such transaction.

               "NASDAQ" means The Nasdaq Stock Market.

               "OTHER SARS" means the stock appreciation rights relating to the shares of Company Common Stock granted pursuant to those certain other Stock Appreciation Rights Agreements dated as of the date hereof among the Company, TCI and the grantees named therein, respectively.

               "PER SHARE VALUE" means (x) if the Company is a Public Company as of the Exercise Date, the Closing Price of a share of Company Common Stock as of such date, and (y) if the Company is not a Public Company as of the Exercise Date, the Agreed Per Share Value or the Appraised Per Share Value, as applicable, of a share of Company Common Stock as of such date.

               "PUBLIC COMPANY" means a person the common equity securities of which are registered under Section 12(b) or 12(g) of the Exchange Act and which common equity securities are listed for trading on the New York Stock Exchange or the NASDAQ National Market.

               "RELEVANT BOARD", when used with respect to TCI, means the Board of Directors of TCI and, when used with respect to the Company, means the Company Board.

               "STRIKE PRICE" means $424,668 per SAR, plus an interest factor of 6% per annum on such amount from the date hereof to the date of exercise (calculated on the basis of a 365-day year and actual days elapsed), as such amount per SAR may be adjusted from time to time pursuant to paragraph 9.

               "SUBSIDIARY", when used with respect to TCI or the Company, as applicable, means any present or future subsidiary (as defined in Section 424(f) of the Code) of the Applicable Person or any business entity in which the Applicable Person owns, directly or indirectly, 50% or more of the voting, capital or profits interests. An entity shall be deemed a Subsidiary of the Applicable Person for purposes of this definition only for such periods as the requisite ownership or control relationship is maintained.

               "TCI GROUP" means TCI and its Subsidiaries, collectively, or the applicable of TCI or a Subsidiary of TCI, as the context may require. If the Company ceases to be a Subsidiary of TCI, the Company and its Subsidiaries shall, notwithstanding the last sentence of the definition of Subsidiary above, be deemed for purposes of this definition only to continue to be Subsidiaries of TCI and, accordingly, members of the TCI Group.

         18. RULES BY COMPANY BOARD. The rights of Grantee and obligations of the Company hereunder shall be subject to such reasonable rules and regulations as the Company Board may adopt from time to time hereafter.

               IN WITNESS WHEREOF, the Company, TCITS, Grantee and, for purposes of paragraph 5 only, TCI have caused this Agreement to be duly executed and delivered as of the date first written above.



ATTEST:                                              TCI TELEPORT HOLDINGS, INC.



-----------------------------                        By:
Assistant Secretary                                     ------------------------
                                                        Name:
                                                        Title:


                                                     ---------------------------

                                                        ---------------------



                                                    TCI TELEPHONY SERVICES, INC.



                                                    By:
                                                       -------------------------
                                                       Name:
                                                       Title



                                                     TELE-COMMUNICATIONS, INC.


                                                    By:
                                                       -------------------------
                                                       Name:
                                                       Title

                                                          Exhibit A to Agreement
                                                    dated as of December 1, 1996



                           TCI TELEPORT HOLDINGS, INC.

                            STOCK APPRECIATION RIGHTS


                           DESIGNATION OF BENEFICIARY


         I, ____________________________________ (the "Grantee"), hereby declare that upon my death ______________________________________ (the "Beneficiary") of
                                     Name

_______________________________________________________________________________,
Street Address                      City               State          Zip Code

who is my ____________________________________________, shall be entitled to the
                        Relationship to Grantee

stock appreciation rights and all other rights accorded Grantee by the above-referenced grant agreement (the "Agreement").

         It is understood that this Designation of Beneficiary is made pursuant to the Agreement and is subject to the conditions stated herein, including the Beneficiary's survival of Grantee's death. If any such condition is not satisfied, such rights shall devolve according to Grantee's will or the laws of descent and distribution.

         All prior designations of beneficiary under the Agreement are hereby revoked. This Designation of Beneficiary may only be revoked in writing, signed by Grantee, and filed with TeleCommunications, Inc. and TCI Teleport Holdings, Inc., prior to Grantee's death.





-------------------------------                        -------------------------
           Date                                                Grantee